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                                                                   Exhibit 10.57

                                FIRST AMENDMENT
                                      TO
                             AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT


     First Amendment dated as of June 30, 1999 to Amended and Restated Revolving Credit Agreement (the "First Amendment"), by and among TIER TECHNOLOGIES, INC., a California corporation (the "Company"), TIER TECHNOLOGIES (UNITED KINGDOM), INC., a Delaware corporation ("Tier UK" and, collectively with the Company, the "Borrowers" and each individually, a "Borrower") and BANKBOSTON, N.A. (the "Bank"), amending certain provisions of the Amended and Restated Revolving Credit Agreement dated as of May 28, 1999 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers and the Bank. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrowers and the Bank have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.  AMENDMENT TO (S)1 OF THE CREDIT AGREEMENT.  Section 1.1 of the
            --------- -- ---- -- --------------------
Credit Agreement is hereby amended as follows:

            (a) The definition of "EBIT" is hereby amended by inserting immediately after the words "commercial billing system acquired by the Company" which appear in subparagraph (c) of such definition the words "and the charge taken in the fiscal quarter ending June 30, 1999 in an amount of not more than $1,856,000 relating to reserves taken for contracts in dispute".

            (b) The definition of "EBITDA" is hereby amended by inserting immediately after the words "commercial billing system acquired by the Company" which appear in subparagraph (e) of such definition the words "and the charge taken in the fiscal quarter ending June 30, 1999 in an amount of not more than $1,856,000 relating to reserves taken for contracts in dispute".

     (S)2.  AMENDMENT TO (S)5 OF THE CREDIT AGREEMENT.  Section 5.8 of the
            ---------    ---- -- --------------------
Credit Agreement is hereby amended (a) by deleting the amount "$3,200,000" which appears in subparagraph (b) of Section 5.8 and substituting in place thereof the amount "$3,400,000"; and (b) deleting the amount "$3,400,000" which appears in subparagraph (c) of Section 5.8 and substituting in place thereof the amount "$3,500,000".
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     (S)3.  Amendment to Section 6 of the Credit Agreement.  Section 6.1 of the
            ----------------------------------------------
Credit Agreement is hereby amended as follows:

            (a) Section 6.1(h) is hereby amended by deleting the word "and" which appears at the end of Section 6.1(h);

            (b) Section 6.1 is amended by inserting immediately after the text of Section 6.1(h) the following:

                (i) unsecured Indebtedness of the Company consisting of the Guaranty dated as of December 22, 1998 from the Company to Bank of America f/k/a NationsBank, N.A. in an aggregate amount of not more than $1,000,000, guaranteeing certain Indebtedness of James L. Bildner and Nancy J. Bildner to Bank of America, provided (i) the
                                                   --------
          indemnification agreement among James L. Bildner, Nancy J. Bildner and the Company dated as of December 22, 1998 remains in full force and effect; and (ii) such indemnification obligations thereunder remain secured by not less than 126,619 shares of common stock of the Company (as adjusted by any stock split, reclassification or similar event) pursuant to the terms of the Amended and Restated Pledge Agreement dated as of June 30, 1999 between the Company and James L. Bildner; and

            (c) Section 6.1(i) of the Credit Agreement is hereby amended by (i) relettering such section as 6.1(j) and (ii) inserting immediately after the amount "$2,000,000" the words "less the amount by which the fair market
                                    ----
     value as of the relevant date of determination of the capital stock pledged by James L. Bildner to the Company under the Amended and Restated Pledge Agreement dated as of June 30, 1999 is less than $1,000,000, provided,
                                                                  ---------
     however, notwithstanding the foregoing, any failure of the Company to
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     comply with this Section 6.1(j) solely as a result of the amount permitted to be incurred changing due to market fluctuations in the value of such stock after Indebtedness was incurred in compliance herewith shall not constitute an Event of Default hereunder".

     (S)4.  Conditions to Effectiveness.  This First Amendment shall not become
            ---------------------------
effective until the Bank receives the following:

            (a) a counterpart of this First Amendment, executed by the Borrowers and the Banks; and

            (b) payment in cash of an amendment fee of $5,000 for the account of the Bank.

     (S)5.  Representations and Warranties.  The Borrowers hereby repeat, on and
            ------------------------------
as of the date hereof, each of the representations and warranties made by them in (S)4 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such
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representations and warranties relate expressly to an earlier date), provided,
                                                                     --------
that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each Borrower hereby represents and warrants that the execution and delivery by each Borrower and its Subsidiaries of this First Amendment and the performance by such Borrower and its Subsidiaries of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents are within the corporate authority of each such Borrower and its Subsidiaries and has been duly authorized by all necessary corporate action on the part of such Borrower and its Subsidiaries.

     (S)6.  Ratification, Etc.  Except as expressly amended hereby, the Credit
            ------------  ---
Agreement, the Security Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)7.  No Waiver.  Nothing contained herein shall constitute a waiver of,
            ---------
impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Bank consequent thereon.

     (S)8.  Counterparts.  This First Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)9.  Governing Law.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND
            -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).
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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.

                                       TIER TECHNOLOGIES, INC.



                                       By: /s/ George K. Ross
                                           ------------------------------
                                       Title: EVP & CFO

                                       TIER TECHNOLOGIES
                                        (UNITED KINGDOM), INC.



                                       By: /s/ George K. Ross
                                           ------------------------------
                                       Title: Director

                                       BANKBOSTON, N.A.



                                       By: /s/ Debra E. DelVecchio
                                           ------------------------------
                                       Title: Vice President